UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 29, 2005
                                ----------------

                                Datigen.com, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)


         0-26027                                         87-0626333
(Commission File Number)                       (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (973) 340-6000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2005, Datigen.com, Inc. (the "Registrant") entered into a separate Letter Agreement with each of its five directors (the "Letter Agreements"):
Joseph Bahat, Jacob Enoch, Amir Uziel, Tamir Levinas, and Aharon Y. Levinas. The terms of each Letter Agreement are identical.

Pursuant to the Letter Agreements, each director agreed to serve as a director of the Registrant until the Annual Meeting of Shareholders that is to be held in 2006. The director may be removed from his position at any time by the affirmative vote of the majority of the directors or the affirmative vote of the majority of the Registrant's shareholders. The director may resign at any time.

As compensation for his services, each director shall be paid $4,000 for each year that he serves as director, payable quarterly in arrears. In addition, each director shall be paid $1,000 for each board or committee meeting at which he is physically present. Each director shall also receive options to purchase 345,000 shares of the common stock of the Registrant for a price of $0.15 per share, exercisable for three years after the date that the stock options vest. Such stock options shall vest every quarterly over the next three years, commencing three months from the date of the Letter Agreement, so that 28,750 stock options shall vest every three months. If the Company undergoes a change in control, all stock options shall vest automatically upon the date of such change in control.

For all the terms and conditions of the Letter Agreements, reference is hereby made to such agreements annexed hereto as Exhibits 10.17, 10.18, 10.19, 10.20, and 10.21. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.             Not applicable

(b) Pro forma financial information.                       Not applicable


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
(c) Exhibits

      Exhibit 10.17 Letter Agreement, dated July 29, 2005, by and between the Registrant and Joseph Bahat

      Exhibit 10.18 Letter Agreement, dated July 29, 2005, by and between the Registrant and Jacob Enoch

      Exhibit 10.19 Letter Agreement, dated July 29, 2005, by and between the Registrant and Aharon Y. Levinas

      Exhibit 10.20 Letter Agreement, dated July 29, 2005, by and between the Registrant and Tamir Levinas

      Exhibit 10.21 Letter Agreement, dated July 29, 2005, by and between the Registrant and Amir Uziel


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DATIGEN.COM, INC.


                                            By:    /s/ Edward Braniff
                                                   -----------------------
                                            Name:  Edward Braniff
                                            Title: Chief Financial Officer

Date: August 2, 2005


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